UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 12, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Commission File No. 1-11775

TIMCO AVIATION SERVICES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	65-0665658
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

623 Radar Road Greensboro, North Carolina 27410
(Address Of Principal Executive Offices)

(336) 668-4410 (x8010)

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Disclosure of Results of Operations and Financial Condition.

On August 12, 2005, TIMCO Aviation Services, Inc. issued a press release (the “Press Release”) reporting the Company’s results of operations for the second quarter ended June 30, 2005.  A copy of the Company’s press release announcing this information is attached to this report as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

           (c) Exhibits.

Exhibit No.	Description

99.1	Press release issued by TIMCO Aviation Services, Inc. on August 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TIMCO AVIATION SERVICES, INC.

By:	/s/ ROY T. RIMMER, JR.

Chief Executive Officer
(Principal Executive and Financial Officer)

Dated: August 12, 2005

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by TIMCO Aviation Services, Inc. on August 12, 2005.